THE RODNEY SQUARE FUND

                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001


  The Rodney Square Fund (the "Fund") consists of two separate portfolios, the
     U.S. Government Portfolio and the Money Market Portfolio (each, a
      "Portfolio" and collectively, the "Portfolios"). Each Portfolio seeks a high level of current income consistent with the
           preservation of capital and liquidity by investing in
                  money market instruments pursuant to its
                           investment practices.






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                       STATEMENT OF ADDITIONAL INFORMATION

                JANUARY 2, 1998, AS REVISED JANUARY 26, 1998



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     This Statement of Additional  Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated January 2, 1998, and revised January 26, 1998, as amended from time to time. A copy of the current Prospectus may be obtained without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD or by calling (800) 336-9970.



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                                TABLE OF CONTENTS



INVESTMENT POLICIES........................................................1


INVESTMENT LIMITATIONS.....................................................4


TRUSTEES AND OFFICERS......................................................5


RODNEY SQUARE MANAGEMENT CORPORATION.......................................7


WILMINGTON TRUST COMPANY...................................................7


INVESTMENT MANAGEMENT AND OTHER SERVICES...................................8


DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN.................................8


PORTFOLIO TRANSACTIONS.....................................................9


REDEMPTIONS...............................................................10


NET ASSET VALUE AND DIVIDENDS.............................................11


PERFORMANCE INFORMATION...................................................11


TAXES.....................................................................15


DESCRIPTION OF THE FUND...................................................16


OTHER INFORMATION.........................................................16


FINANCIAL STATEMENTS......................................................17



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                             THE RODNEY SQUARE FUND
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                               INVESTMENT POLICIES

     The Rodney Square Fund consists of two separate portfolios, the Money Market Portfolio and the U.S. Government Portfolio (the "Portfolios"). The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the Prospectus.

     Each Portfolio has a fundamental policy requiring it to use its best efforts to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Net Asset Value and Dividends") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Fund's Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the Fund's manager, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Fund's Board of Trustees.

     BANK OBLIGATIONS. The Money Market Portfolio's investments in obligations of U.S. branches and agencies of foreign banks and of wholly-owned banking subsidiaries of foreign banks located in the United States may be affected by adverse developments in the country in which the parent bank is located, and obligations of foreign branches of U.S. and foreign banks may be affected by adverse developments in the country of domicile of the branch. Various provisions of federal law governing the establishment and operation of domestic branches of U.S. banks do not apply to their foreign branches. U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance (although such insurance may not be of material benefit to the Money Market Portfolio, depending upon the principal amount of the obligations of a particular bank held by the Portfolio).

     In the event of a default of an obligation of a foreign branch of a foreign bank, whether a general obligation of the parent bank or limited to the assets of the branch, the Money Market Portfolio would be required to pursue its claim in the court where the branch or the principal office of the parent bank was located. The merits of the claim and the enforcement of any judgment would be determined by foreign law. A claim against a U.S. branch, agency or subsidiary of a foreign bank generally will be subject to the jurisdiction of the U.S. courts. Enforcement of judgments against U.S. branches, agencies or subsidiaries of foreign banks with respect to assets located in the United States will be governed by the law of the state where the assets are located. However, enforcement of a judgment of a U.S. court with respect to assets located outside the United States may be subject to the law of the country where such assets are located. Therefore, recovery in the event of default on the obligations of a foreign branch of a foreign or U.S. bank or a U.S. branch, agency or subsidiary of a foreign bank may potentially be a more difficult and expensive process than in the case of a U.S. branch of a U.S. bank.

     FOREIGN SECURITIES. At the present time, portfolio securities of the Money Market Portfolio which are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolio may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

     MUNICIPAL SECURITIES. The Money Market Portfolio may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. The Municipal Securities must be rated at least AA, A-1 or SP-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P "), Aa, MIG-1/VMIG-1 or P-1 by Moody's Investors Service, Inc. ("Moody's"), or at least AA or F-1 by Fitch Investor Services, L.P. ("Fitch"), at the time of investment or, if not rated, must be determined to be of comparable quality by RSMC under the direction of, and subject to the review of the Board of Trustees. Yields on Municipal



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Securities  are the  product  of a variety of  factors,  including  the  general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by the Money Market Portfolio to its shareholders will not be tax-exempt.

     WHEN-ISSUED SECURITIES. The Portfolios may purchase securities on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Portfolio will be established at the Fund's custodian bank, into which liquid, unencumbered daily mark-to-market assets equal to the amount of the above commitments will be deposited. If the market value of the deposited assets declines, additional assets will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio.

     A security purchased on a when-issued basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its cost. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account or the sale of other securities. The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income tax.

     STANDBY COMMITMENTS. The Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Money Market Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Stand-by commitments purchased by the Money Market Portfolio will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a stand-by commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by the Money Market Portfolio.

     SHORT-TERM MUNICIPAL NOTES. This type of note in which the Money Market Portfolio invests are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

     YIELDS AND RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which the Portfolios invest (such as commercial paper, bank obligations and Municipal Securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Money Market Portfolio, an issue may cease to be rated or its rating may be reduced. RSMC, and in certain cases, as required by Rule 2a-7 under the 1940 Act, the Fund's Board of Trustees, will consider whether the Money Market Portfolio should continue to hold the obligation.

     ILLIQUID SECURITIES. The Portfolios may not purchase securities or invest in repurchase agreements with respect to any securities, if, as a result, more than 10% of a Portfolio's net assets (taken at current value) would be invested in repurchase agreements which do not entitle the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.


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     In recent  years a large  institutional  market has  developed  for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     For example, commercial paper issues in which the Money Market Portfolio may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. However, Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

     To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission (the "SEC") adopted Rule 144A under the 1933 Act. Rule 144A established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as well as other types of securities, are generally eligible to be resold in reliance on the safe harbor of Rule 144A. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL system sponsored by the National Association of Securities Dealers An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Money Market Portfolio, however, could affect adversely the marketability of such securities and the Money Market Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

     The Fund's Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to RSMC, pursuant to guidelines approved by the Board. RSMC will monitor the liquidity of securities held by the Money Market Portfolio and report periodically on such decisions to the Board of Trustees. RSMC takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer).

     LOANS OF PORTFOLIO SECURITIES. Although each Portfolio has no present intention of doing so in excess of 5% of the Portfolio's net assets, each Portfolio may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans by either Portfolio will in no event exceed one-third of that Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities.

     The primary risk involved in lending securities is that of a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Portfolio will make loans of


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securities  only to firms  deemed  creditworthy  by RSMC and only  when,  in the judgment of RSMC, the consideration that the Portfolio will receive from the borrower justifies the risk.


                             INVESTMENT LIMITATIONS

     The investment limitations described below are fundamental and may not be changed with respect to either Portfolio without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

     Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of a Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that a Portfolio may invest more than 25% of its total assets in the obligations of banks. (Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy; the Fund has been advised by the staff of the SEC that it is the staff's current position that the exclusion discussed in this item (2) may be applied only to U.S. banks; the Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion.);

3. borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment), or (ii) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the borrowing Portfolio's assets taken at market value, less liabilities other than borrowings;

4. make loans, except (i) the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (ii) engaging in repurchase agreements, or (iii) engaging in securities loan transactions limited to one-third of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, but this limitation shall not prevent a Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein; or

7. purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed physical commodities.

     In addition, each Portfolio has adopted several non-fundamental policies, which can be changed by the Board of Trustees without shareholder approval.

     As a matter of non-fundamental policy, each Portfolio will not:



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1.    purchase the  securities  of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 10% of a Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

3. purchase securities for investment while any bank borrowing equaling 5% or more of a Portfolio's total assets is outstanding and if at any time a Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitations;

4. make short sales of securities or purchase securities on margin (but a Portfolio may effect short sales against the box and obtain such credits as may be necessary for the clearance of purchases and sales of securities);

5. purchase the securities of any open-end investment company, or securities of any closed-end company except by the purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that in any event the Portfolio may not invest more than 10% of its total assets in securities issued by investment companies, more than 5% of its total assets in securities issued by any one investment company or in more than 3% of the voting securities of any one such investment company, and except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets; or

6. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, marked to market value daily.

     Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage or standard limitation shall be determined immediately after the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations (except where explicitly noted above and except that, as a condition of Rule 2a-7 under the 1940 Act, quality standards must be maintained for certain obligations).


                              TRUSTEES AND OFFICERS

     The Fund has a Board, currently composed of five Trustees, which supervises the Portfolios' activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Tax-Exempt Fund, The Rodney Square Multi-Manager Fund and The Rodney Square Strategic Fixed-Income Fund (together with the Fund, the "Rodney Square Family of Funds"). Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act ) by virtue of their positions with either RSMC or Wilmington Trust Company ("WTC "), the parent of RSMC, are indicated by an asterisk (*).


MARTIN L. KLOPPING, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Trustee, age 44, was President and Director of RSMC from 1984 to January 1998. He was also a Director of Rodney Square Distributors, Inc.


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("RSD"),  from 1992 to January  1998.  He is a Chartered  Financial  Analyst and
member of the SEC Rules and Investment Advisers Committees of the Investment Company Institute.

ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Trustee, age 56, has been Dean of the School of Management at the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College, from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware. He is also a member of the Detroit Economic Club, Financial Executive Institute and Leadership Detroit.

FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Trustee, age 65, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.

JOHN J. QUINDLEN, 313 Southwinds, 1250 West Southwinds Blvd., Vero Beach, FL 32963, Trustee, age 65, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals), a position he held from 1984 to November 30, 1993. He served as Chief Financial Officer of E.I. du Pont de Nemours and Company, Inc. from 1984 through June 1993. He also serves as a Director of St. Joe Paper Co. and a Trustee of Kalmar Pooled Investment Trust.

*ROBERT J. CHRISTIAN, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, President and Trustee, age 48, has been Chief Investment Officer of WTC since February 1996 and Director of RSMC since February 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.


NINA M. WEBB, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 44, has been an Equity Portfolio Manager at WTC since March 1987. A Chartered Financial Analyst, she previously was employed by the University of Delaware as Senior Investment Analyst (1985-86), Investment Analyst (1982-85), and Accountant (1976-82).

JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 40, has been with RSMC since 1984, as a Secretary of RSMC since 1986 and a Vice President of RSMC since 1992. He was an Assistant Vice President of RSMC from 1988 to 1992.




JOHN J. KELLEY, 400 Bellevue Parkway, Wilmington, DE 19809, Vice President and Treasurer, age 38, has been a Vice President of PFPC Inc. ("PFPC") since January 1998. He was a Vice President of RSMC from January 1995 to January 1998. He was an Assistant Vice President of RSMC from 1989 to 1995.

CARL M. RIZZO, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Secretary, age 46, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.



     The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Portfolio of the Fund. The following table shows the fees paid during the fiscal year ended September 30, 1997 to the Independent Trustees for their service to the Fund and to the Rodney Square Family of Funds. On September 30, 1997, the

Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.

                               1997 TRUSTEES FEES

                             TOTAL FEES FROM   TOTAL FEES FROM THE RODNEY
      INDEPENDENT TRUSTEE        THE FUND        SQUARE FAMILY OF FUNDS
      -------------------    ---------------   --------------------------

      Eric Brucker           $5,100            $12,550
      Fred L. Buckner        $5,100            $12,550
      John J. Quindlen       $5,100            $12,550


                      RODNEY SQUARE MANAGEMENT CORPORATION

     RSMC has served as the Fund Manager since October 1, 1985. RSMC is a Delaware corporation organized on September 17, 1981, which enjoys a reputation for managing high-quality portfolios using a conservative investment approach. In a time when safety of principal and liquidity are critical, RSMC's experienced management team will continue to operate with strict internal controls and high credit quality standards. RSMC's investment management services and specialized investment techniques are normally available only to institutional clients. RSMC also acts as Investment Adviser to The Rodney Square Multi-Manager Fund and The Rodney Square Tax-Exempt Fund.

     RSMC is a wholly-owned subsidiary of WTC, a state-chartered bank organized as a Delaware corporation in 1903. WTC is the wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. RSMC may occasionally consult, on an informal basis, with personnel of WTC's investment departments. WTC takes no part, however, in determining which securities are to be purchased or sold by the Portfolios. Prior to RSMC's formation as a separate company, most of its investment management staff and some of its officers were employed by WTC in various money market and other fixed-income investment management and trading departments.

     Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly-owned subsidiary of WTC exercises investment discretion over certain institutional accounts.

     RSD, a wholly-owned subsidiary of WTC and the Fund's Distributor is a registered broker-dealer. Wilmington Brokerage Services Company, another wholly-owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.


                            WILMINGTON TRUST COMPANY

     WTC, the parent of RSMC, serves as Custodian of the assets of the Fund. The Fund benefits from the experience, conservative values and special heritage of WTC and its affiliates. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $75 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1996, the trust department of WTC was the seventeenth largest in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies as well. WTC is also the Investment Adviser of The Rodney Square Strategic Fixed-Income Fund.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

     MANAGEMENT AGREEMENT. RSMC serves as Fund Manager pursuant to a contract with the Fund dated August 9, 1991 (the "Management Agreement"). Under the Management Agreement, RSMC, subject to the supervision of the Board of Trustees of the Fund, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. Also, under the terms of the Management Agreement, RSMC supplies office facilities, non-investment related statistical and research data, executive and administrative services, and corporate  secretarial  services  for the  Fund.  For  the  fiscal  years  ended
September   30,  1997,   1996  and  1995,   RSMC  was  paid  advisory  fees  and
administration fees by the Fund amounting to $1,660,206, $1,718,316 and $1,672,293, respectively, for the U.S. Government Portfolio and $5,069,252, $4,086,710 and $3,240,976, respectively, for the Money Market Portfolio.




     The Management Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Management Agreement.

     The Management Agreement became effective on August 9, 1991, and continues in effect from year to year thereafter so long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Agreement is terminable by the Fund with respect to a Portfolio (by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) on sixty (60) days' written notice given to RSMC or by RSMC on sixty (60) days' written notice given to the Fund and terminates automatically upon its assignment.

     The salaries of any officers and the interested Trustees of the Fund who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for the Fund relating to research, statistical and investment activities are paid by RSMC.

     ADMINISTRATIVE AND ACCOUNTING SERVICES. Under a separate Sub-Administration and Accounting Services Agreement with the Fund and RSMC, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for the Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Portfolios include determining the net asset value per share of each portfolio and maintaining records relating to the Portfolios' securities transactions.


     The Sub-Administration and Accounting Services Agreement provides that PFPC shall not be liable for any act or omission that does not result from PFPC's willful misfeasance, bad faith, or gross negligence with respect to its duties under the Agreement or reckless disregard of such duties.


                  DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN

     RSD serves as Distributor of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, RSD is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

     Under the terms of the Distribution Agreement, RSD agrees to use all reasonable efforts to secure purchasers for shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Portfolio shares and any other literature and advertising used in connection with the offering, subject to reimbursement pursuant to each Portfolio's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans").

     The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

     The Distribution Agreement became effective as of December 31, 1992 and continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to either Portfolio (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to RSD; or (ii) by RSD on sixty (60) days' written notice to the Fund.

     RSD may be reimbursed for distribution expenses according to each 12b-1 Plan which became effective January 1, 1993. Each 12b-1 Plan provides that RSD may be reimbursed for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing of prospectuses, and distribution and shareholder servicing activities of certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with RSD ("Service Organizations") and other financial institutions, including fairly allocable internal expenses of RSD and payments to third parties.

     The 12b-1 Plans further provide that reimbursement shall be made for any month only to the extent that such payment does not exceed (i) 0.20% on an annualized basis of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of each 12b-1 Plan for annual payments of up to 0.20% of each Portfolio's average net assets to reimburse RSD for making payments to certain Service Organizations who have sold Portfolio shares and for other distribution expenses. For the fiscal year ended September 30, 1997, payments made pursuant to the 12b-1 Plans amounted to $58,313, consisting of $16,546 for trail commissions and $41,767 for the preparation and distribution of marketing materials, for the U.S. Government Portfolio and $177,193 consisting of $175,704 for trail commissions and $1,489 for the preparation and distribution of marketing materials for the Money Market Portfolio.

     Under the 12b-1 Plans, if any payments made by RSMC out of its management fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                             PORTFOLIO TRANSACTIONS

     All portfolio transactions are placed on behalf of each Portfolio by RSMC pursuant to authority contained in the Management Agreement. Debt securities purchased and sold by each Portfolio are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     The primary objective of RSMC in placing orders on behalf of each Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, RSMC considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any services provided by the broker or dealer to the Portfolios or to RSMC.

     RSMC cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, RSMC receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to RSMC in serving its other clients, as well as in serving the Fund. Conversely, information provided to RSMC by brokers or dealers who have executed transaction orders on behalf of other clients of RSMC may be useful to RSMC in providing services to the Fund. During the fiscal years ended September 30, 1997, 1996 and 1995, neither Portfolio paid brokerage commissions.

     Some of RSMC's other clients have investment objectives and programs similar to that of the Portfolios. Occasionally, RSMC may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Portfolios. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is RSMC's policy not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Portfolio and RSMC's other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Portfolio and RSMC's other clients as to amount according to a formula determined prior to the execution of such transactions.



                                   REDEMPTIONS

     To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent, PFPC, may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.


     Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

     A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b),
(c) or (d) exists.  In case of such  suspension,  shareholders  of the  affected

Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

                          NET ASSET VALUE AND DIVIDENDS

     NET ASSET VALUE. Each Portfolio's securities are valued on the basis of the amortized cost valuation technique. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of each Portfolio's instruments based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, the Fund's Board of Trustees has established procedures reasonably designed to maintain a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio instruments prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

     Should a Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

     DIVIDENDS. Dividends are declared on each Business Day of the Fund (as defined in the Prospectus). The dividend for such a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days of the Fund on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

                             PERFORMANCE INFORMATION

     The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

      A. YIELD is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

            The yield for the 7-day period ended September 30, 1997 was 5.11% for the U.S. Government Portfolio and 5.16% for the Money Market Portfolio.

      B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                   Effective  yield = [(Base  Period Return + 1) 365/7] - 1.

            The effective yield for the 7-day period ended September 30, 1997 was 5.24% for the U.S. Government Portfolio and 5.29% for the Money Market Portfolio.

      C. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividends and capital gains distributions, if any, during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

     Where:      P     =     a  hypothetical   initial   investment  of $1,000

                 T     =     average annual total return

                 n     =     number of years

                 ERV   =     ending redeemable value:  ERV is the value, at  the
                             end of the  applicable  period,  of a  hypothetical
                             $1,000 investment made at the beginning of the applicable period.


              AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1997

                                          One      Five      Ten
                                          YEAR     YEARS     YEARS
                                          ----     -----     -----

            U.S. Government Portfolio     5.07%    4.33%     5.56%
            Money Market Portfolio        5.17%    4.42%     5.72%

      D. CUMULATIVE TOTAL RETURN is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Portfolio's shares, if any, and assume that all dividends and capital gains distributions, if any, during the period were
            reinvested  in  Portfolio   shares.   Cumulative   total  return  is
            calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                  C = (ERV/P)-1

            Where:  C     =   Cumulative Total Return

                    P     =   a hypothetical initial investment of $1,000

                    ERV   =   ending redeemable value:  ERV is the value, at the
                              end of the  applicable  period,  of a hypothetical
                              $1,000 investment made at the beginning of the applicable period.


                  CUMULATIVE TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1997

                                          One      Five      Ten
                                          YEAR     YEARS     YEARS
                                          ----     -----     -----

            U.S. Government Portfolio     5.07%    23.60%    71.75%
            Money Market Portfolio        5.17%    24.14%    74.44%

      E. TOTAL RETURN is the rate of return on an investment for a specified period of time calculated in the manner of Cumulative Total Return.

     COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Fund.

     In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     From time to time, in marketing and other literature, a Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Money Market Portfolio and the IBC U.S. Government and Agency Index for the U.S. Government Portfolio. The Fund's yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CD's), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CD's differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

     Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper Analytical Services, Inc. asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. Sources for
performance   information  and  articles  about  a  Portfolio  may  include  the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING  TIMES,  THE  KIPLINGER   MAGAZINE,   a  monthly  investment   advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund   performance   risk  and  portfolio
characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


                                      TAXES

     GENERAL. In order to continue to qualify for treatment as a RIC under the Code, each Portfolio -- each being treated as a separate entity for these purposes -- must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain, if any) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (a) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets; and (c) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities) of any one issuer.

     DISTRIBUTIONS. Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each Portfolio's net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporations.

     Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                             DESCRIPTION OF THE FUND

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract or other undertaking relating to the Fund that is issued by or on behalf of the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the assets of the applicable Portfolio of any shareholder held personally liable solely by virtue of ownership of shares of a Portfolio. The Declaration of Trust also provides that the applicable Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations. RSMC believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Fund's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The shares of each Portfolio that are issued by the Fund are fully paid and nonassessable. The assets of the Fund received for the issuance or sale of Portfolio shares and all income, earnings, profits and proceeds therefrom, subject only to the right of creditors, are allocated to the respective Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio are segregated on the books of account and are charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to the two Portfolios are allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which liabilities are allocable to a given Portfolio or which are general or allocable to the two Portfolios.

     The Declaration of Trust provides that the Fund will continue indefinitely unless a majority of the shareholders of the Fund or a majority of the shareholders of the affected Portfolio approve: (a) the sale of the Fund's assets or the Portfolio's assets to another diversified open-end management investment company; or (b) the liquidation of the Fund or the Portfolio. In the event of the liquidation of the Fund or a Portfolio, affected shareholders are entitled to receive the assets of the Fund or Portfolio that are available for distribution.


                                OTHER INFORMATION

     INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and
(3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

     The financial statements and financial highlights of the Portfolios appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     SUBSTANTIAL SHAREHOLDERS. As of November 30, 1997, WTC owned of record, on behalf of its customer accounts 90% of the shares of the U.S. Government

Portfolio in addition to those shares owned beneficially on behalf of its customer accounts, and WTC owned of record, on behalf of its customer accounts 75% of the shares of the Money Market Portfolio in addition to those shares owned beneficially, all on behalf of its customer accounts.

     LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund and has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     CUSTODIAN AND SUB-CUSTODIAN. Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, serves as the Fund's Custodian. PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103, serves as the Fund's Sub-Custodian.


     TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund's Transfer Agent and Dividend Paying Agent.


                              FINANCIAL STATEMENTS

     The Schedule of Investments as of September 30, 1997 for each of the Portfolios; the Statement of Assets and Liabilities as of September 30, 1997 for each of the Portfolios; the Statement of Operations for the fiscal year ended September 30, 1997 for each of the Portfolios; the Statements of Changes in Net Assets for the fiscal years ended September 30, 1997 and 1996 for each of the Portfolios; the Financial Highlights for the fiscal years ended September 30, 1993 through September 30, 1997 for each of the Portfolios; and the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended September 30, 1997 are attached hereto.

     The Financial statements of the Portfolios and the Report of Independent Auditors are incorporated herein by reference from the Fund's Annual Report to Shareholders of the Fund for the fiscal year ended September 30, 1997, filed with the Securities and Exchange Commission on December 24, 1997, Accession No. 0000700844-97-000012.